UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): March 15, 2012

Commission File No. 001-33399

COMVERGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

5390 Triangle Parkway, Suite 300
Norcross, Georgia 30092
(Address of principal executive offices) (zip code)
Registrant's telephone number, including area code: (678) 392-4954

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On March 15, 2012, Comverge, Inc. issued a press release announcing its results of operations for the year ended December 31, 2011. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 2.02 in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

 Item 9.01    Financial Statements and Other Exhibits

Exhibit No.	Description
99.1	Press release, dated March 15, 2012 (furnished herewith).

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this Current Report on Form 8-K are not and do not constitute historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward looking statements include strategic alternatives for obtaining the required capital and financing, projected revenue guidance, projected contracted revenues, projected regulatory changes or approvals, the amount of revenue and megawatts that will be generated by long-term contracts or open market programs and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with strategic alternatives, Comverge's business involving our products, the development and distribution of our products and related services, regulatory changes or grid operator rule changes, regulatory approval of our contracts, economic and competitive factors, our key strategic relationships, and other risks more fully described in our most recently filed Form 10-K. Comverge assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K or with respect to the announcements described herein.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:    /s/R. Blake Young
Name:     R. Blake Young
Title:     President and Chief Executive Officer
Dated:     March 15, 2012